UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-08076

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

J. Kevin Gao, Esq. The Emerging Markets Telecommunications Fund, Inc. Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2007 to April 30, 2008

Item 1. Reports to Stockholders.

THE EMERGING MARKETS
TELECOMMUNICATIONS
FUND, INC.

SEMI-ANNUAL REPORT
APRIL 30, 2008
(unaudited)

ETF-SAR-0408

LETTER TO SHAREHOLDERS

June 17, 2008

Dear Shareholder:

Market Review: Telecommunications outperforms the broader market

For the six months ended April 30, 2008, The Emerging Markets Telecommunications Fund, Inc. (the "Fund") had a return of -11.25% based on net asset value, versus -10.18% for the Morgan Stanley International Emerging Markets Free Index* (MSCI EM) and a decrease of -8.29% for the telecommunications services sub sector of the MSCI EM. Based on market price, the Fund had a return of -17.20% for the period.

Strategic Review: Maintaining a number of themes in the portfolio

The Fund's underweight to integrated operators in a variety of markets including Indonesia, India, Argentina, Chile and the EMEA (Europe, the Middle East and Africa) markets of the Czech Republic and Hungary contributed positively to performance. Additionally, the underweight positions in Russian integrated operators also made a positive contribution to performance. Overweight positions in integrated operators in Egypt and Malaysia outperformed the Emerging Market Telecoms Index, and contributed positively to performance.

The leading overweight positions in the Emerging Market wireless companies America Movil (15.0% of the Fund as of April 30, 2008), MTN (8.4% of the Fund as of April 30, 2008), Mobile TeleSystems (5.4% of the Fund as of April 30, 2008), Vimpel-Communications (4.6% of the Fund as of April 30, 2008), and Turkcell (2.5% of the Fund as of April 30, 2008) relinquished their Q4'07 gains in Q1'08 and contributed to the Fund's underperformance of its benchmark. Additionally, underweight positions in integrated operators in Morocco and Poland, as well as the 'structural' underweight in China Mobile (25.1% of the Fund as of April 30, 2008), detracted from the Fund's performance.

From an industry perspective, the Fund continues to remain overweight wireless telecommunications services and underweight incumbent or diversified telecommunication services. From a geographical perspective, the Fund remains overweight those markets which offer significant potential for profitable wireless subscriber growth — notably China, Egypt, Turkey, and the Philippines. Through its holdings in MTN and America Movil, the Fund is exposed to the developing countries of Africa and the Middle East, and Mexico and Latin America, respectively. Our exposure to India continues to be modest due to the increase in competition and regulatory concern over allocation of the spectrum. To date, there is limited evidence of the adverse impact of food price inflation on the communications spend. Additionally, on a more positive note, 3G (third generation) networks are increasingly being rolled out. Although this demands increased operating and capital expenditure in the short term, it should improve the user experience and stimulate revenue generation. Moreover, 3G networks should help to reduce operating expenditures over the medium term.

The 'market repair' theme remains highly relevant. In fact, during the first quarter, the Fund benefited from its holdings in Brazil as progress continued to be made on creating their largest telecoms operator who will control approximately 57% of the fixed market, 18.5% of the mobile market and 40% of broadband services. In China, significant industry restructuring is now envisioned to take place after the Beijing Olympics. There is no change to the consensual view that China Unicom's GSM and CDMA networks will be acquired by China Netcom and China Telecom, respectively. Given the possibility of restructuring, the Fund continues to hold a basket of Chinese telecoms stocks. In Russia, the acquisition

LETTER TO SHAREHOLDERS (CONTINUED)

of Golden Telecom by Vimpelcom has led to the potential creation of a leading integrated operator with substantial reach into all the regions. Additionally, Mobile TeleSystems continues to leverage the scale and reach of its business through the acquisition of Russian regional and CIS-based businesses such as Bashcell and K-Telecom in Armenia.

We continuously seek out 'special situations' for the Fund. Recently, the Fund benefited from an overweight position in a Malaysian operator that has now separated its wireless business from its lower rated fixed line business. The company predicts that there will be considerable international interest in its wireless business. This makes sense as it has become increasingly evident through our discussions with various management teams, that there is a scarcity of high quality wireless assets with regionally diversified footprints in low penetrated, high growth markets. Orascom (2.8% of the Fund as of April 30, 2008) and MTN are both examples of Fund assets that fit this profile. Further, Bharti has opened negotiations with MTN and it is possible that other suitors may materialize.

We have given little emphasis to 'infrastructure' as a theme during Q1. The Fund retained its growth orientation during Q1, and consequently remained underweight many of the low growth, integrated, incumbent telecommunications companies with high degrees of legacy revenues. 'Next generation network restructuring' is an emerging trend that should reduce the operating expenses of companies as operators rationalize their legacy networks. And finally, 'capital management' is becoming an increasingly important investment criterion as companies' growth rates moderate and debts are paid down. The identification of an optimal level of balance sheet gearing and the development of appropriate uses of cash can be significant differentiators for investors. The recent announcement of a significant share buyback program by Orascom illustrates this point.

Most of the Fund's private placement holdings are technology-oriented venture capital funds. Although the equity markets have seen significant volatility in the previous six-month period, there was a slight increase in the overall valuation of the underlying investments. Write-ups of these investments were generally the result of a third-party financing round or the sale of an investment, while write-downs reflected the manager's judgment with respect to any impairment of value. Several of these funds benefited from the appreciation and increased liquidity of underlying investments, primarily in those companies that had already reached a level of maturity that allowed them to be written up by the General Partner of the fund.

Distributions in the six-month period ending April 30, 2008 increased from the previous six months ($3.1 million as compared to $2.2 million), as a result of the improving technology sector, in combination with the maturation of the underlying portfolio companies, which is driving a growing number of liquidity events (strategic sales or sales in the public markets). We would hope to see this trend continue over the coming quarters. In the current period, the main contributors to the total of distributions were Emerging Markets Ventures I and TVG Asian Communications II. The investment pace of the funds declined, with approximately $0.1 million of capital calls made by the fund investments during the period (versus $0.2 million in the six months prior).

Market Outlook: A number of positive factors for the sector

The drivers of operational performance in the emerging market telecommunications services sector remain intact. Low penetration rates for both fixed and mobile communications across emerging markets continue to provide operators with considerable scope for organic revenue growth. Additionally, falling handset prices, ever-increasing mobile network coverage, and fixed-wireless applications continue to increase the availability of service. Minutes of use continue to

LETTER TO SHAREHOLDERS (CONTINUED)

grow due to a combination of operator initiatives to increase the affordability of services through reduced wireless tariffs, implementation of per second billing, and E-pin. Moreover, the rollout of 3G networks and HSPA (High Speed Packet Access) are increasingly improving the customer experience, which in turn, is stimulating the growth in mobile broadband applications, especially data and value added services.

The sector continues to undergo M&A consolidation as management teams continue to seek growth and economies of scale from increasingly scarce emerging market mobile telecoms businesses with growth potential. Despite the relatively high margins the sector enjoys, in part reflecting the highly capital intensive nature of building and operating telecommunications networks, significant scope exists to increase cash returns.

It should be noted, however, that there are a number of associated risks within the sector. For example, as occurred in the developed world, telecoms regulators in emerging markets are cutting mobile termination rates. In addition, despite benefiting from ongoing real price declines in telecoms equipment, telecoms operators are increasing capital expenditures as they roll out 3G and HSPA-enabled networks and increase transmission capacity to accommodate larger usage targets.

Respectfully,

Neil Gregson	George Hornig

Chief Investment Officer **	Chief Executive Officer and President ***

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Since the Fund focuses its investments on companies involved in telecommunications, an investment in the Fund may involve a greater degree of risk than an investment in other funds that seek capital appreciation by investing in a broader mix of issuers.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

LETTER TO SHAREHOLDERS (CONTINUED)

* The Morgan Stanley Capital International Emerging Markets Index is an unmanaged index (with no defined investment objective) of emerging-market equities that includes reinvestment of net dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Neil Gregson, who is a Managing Director of Credit Suisse Asset Management, Limited ("Credit Suisse Ltd."), is head of emerging market equities, based in London. Prior to assuming this role in 2003, he was chief investment officer for equities in Emerging Europe, the Middle East and Africa. Mr. Gregson joined Credit Suisse Ltd. in 1990 after working as an investment analyst in Johannesburg. Previously, he was a mining engineer with Anglo American Corporation in South Africa. Mr. Gregson holds a BSc (Hons.) in mining engineering from Nottingham University. He is also the Chief Investment Officer of The First Israel Fund, Inc.

*** George Hornig is a Managing Director of Credit Suisse. He is the Chief Operating Officer of Alternative Investments and Chairman of the Asset Management Americas Operating Committee. Mr. Hornig has been associated with Credit Suisse since 1999.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Portfolio Summary
April 30, 2008 (unaudited)

GEOGRAPHIC ASSET BREAKDOWN

SUMMARY OF SECURITIES BY COUNTRY/REGION

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Portfolio Summary (continued)
April 30, 2008 (unaudited)

TOP 10 HOLDINGS, BY ISSUER

	Holding	Sector	Country	Percent of Net Assets
1.	China Mobile Ltd.	Wireless Telecommunication Services	China	25.1
2.	América Móvil S.A. de C.V.	Wireless Telecommunication Services	Mexico	15.0
3.	MTN Group Ltd.	Wireless Telecommunication Services	South Africa	8.4
4.	Mobile Telesystems	Wireless Telecommunication Services	Russia	5.4
5.	Vimpel-Communications	Wireless Telecommunication Services	Russia	4.6
6.	Orascom Telecom Holding SAE	Wireless Telecommunication Services	Egypt	2.8
7.	Reliance Communications Ltd.	Wireless Telecommunication Services	India	2.6
8.	Teléfonos de México S.A.B. de C.V.	Diversified Telecommunication Services	Mexico	2.5
9.	Turkcell Iletisim Hizmetleri AS	Wireless Telecommunication Services	Turkey	2.5
10.	China Telecom Corp. Ltd.	Diversified Telecommunication Services	China	2.5

AVERAGE ANNUAL RETURNS

APRIL 30, 2008 (UNAUDITED)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	24.36%	34.72%	31.41%	8.22%
Market Value	12.16%	35.29%	32.50%	9.31%

Credit Suisse may waive fees and/or reimburse expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the fund may be lower or higher than the figures shown. The fund's yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 800-293-1232.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Schedule of Investments
April 30, 2008 (unaudited)

Description	No. of Shares	Value
EQUITY OR EQUITY-LINKED SECURITIES-97.71%
Equity or Equity-Linked Securities of Telecommunication Companies in Emerging
Countries-97.31%
Asia-0.37%
Diversified Telecommunication Services-0.37%
TVG Asian Communications Fund II, L.P.†‡# (Cost $1,092,526)	3,622,118	$829,317
Brazil-4.12%
Diversified Telecommunication Services-1.95%
Brasil Telecom Participações S.A.	31,362	998,884
Tele Norte Leste Participações S.A.	36,582	1,102,453
Tele Norte Leste Participações S.A., ADR	97,037	2,223,118
		4,324,455
Wireless Telecommunication Services-2.17%
Tim Participações S.A., ADR	39,645	1,331,279
Vivo Participações S.A., ADR†	518,124	3,497,337
		4,828,616
Total Brazil (Cost $6,792,330)		9,153,071
China-31.31%
Diversified Telecommunication Services-4.40%
China Communication Services Corporation Ltd	2,252,000	1,739,466
China Netcom Group Corp. (Hong Kong) Ltd	854,000	2,579,421
China Telecom Corp. Ltd.	8,156,448	5,472,792
		9,791,679

Description	No. of Shares	Value
Wireless Telecommunication Services-26.91%
China Mobile Ltd.	2,049,500	$35,233,752
China Mobile Ltd., ADR	237,074	20,464,228
China Unicom Ltd.	1,886,000	4,091,553
		59,789,533
Total China (Cost $39,433,875)		69,581,212
Egypt-4.24%
Diversified Telecommunication Services-1.44%
Telecom Egypt	878,891	3,194,211
Wireless Telecommunication Services-2.80%
Orascom Telecom Holding SAE	412,605	6,216,602
Total Egypt (Cost $7,815,266)		9,410,813
India-2.62%
Wireless Telecommunication Services-2.62%
Reliance Communications Ltd. (Cost $3,971,319)	407,937	5,811,107
Indonesia-1.57%
Diversified Telecommunication Services-1.57%
PT Telekomunikasi Indonesia (Cost $2,782,988)	3,624,290	3,482,506
Israel-2.76%
Technology-0.46%
SVE Star Ventures Enterprises GmbH & Co. No. IX KG†‡#	1,901,470	1,030,273
Venture Capital-2.30%
BPA Israel Ventures LLC†‡#	1,674,587	1,101,749
Concord Ventures Fund II, L.P.†‡	4,000,000	866,856
Formula Ventures L.P.†‡	1,500,000	14,640
Giza GE Venture Fund III, L.P.†‡	2,750,000	1,670,460

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Schedule of Investments (continued)
April 30, 2008 (unaudited)

Description	No. of Shares	Value
Israel (continued)
K.T. Concord Venture Fund L.P.†‡	2,000,000	$337,816
Neurone Ventures II, L.P.†‡#	648,684	214,033
Walden-Israel Ventures III, L.P.†‡#	1,166,688	914,683
		5,120,237
Total Israel (Cost $9,626,665)		6,150,510
Latin America-0.25%
Venture Capital-0.25%
JPMorgan Latin America Capital Partners L.P.†‡# (Cost $617,395)	2,216,887	558,700
Malaysia-2.43%
Diversified Telecommunication Services-0.82%
Telekom Malaysia Berhad	1,585,870	1,817,930
Wireless Telecommunication Services-1.61%
TM International Bhd†	1,585,870	3,589,418
Total Malaysia (Cost $5,167,408)		5,407,348
Mexico-17.53%
Diversified Telecommunication Services-2.54%
Teléfonos de México S.A.B. de C.V., Series L, ADR	156,429	5,640,830
Wireless Telecommunication Services-14.99%
América Móvil S.A. de C.V., Series L, ADR	574,600	33,303,816
Total Mexico (Cost $11,512,107)		38,944,646
Philippines-2.15%
Diversified Telecommunication Services-1.91%
Philippine Long Distance Telephone Co.	69,762	4,239,130

Description	No. of Shares	Value
Wireless Telecommunication Services-0.24%
Globe Telecom, Inc.	16,600	$533,248
Total Philippines (Cost $2,930,124)		4,772,378
Russia-10.46%
Diversified Telecommunication Services-0.48%
Comstar United Telesystems OJSC, GDR†	108,751	1,076,635
Wireless Telecommunication Services-9.98%
Mobile Telesystems, ADR	153,274	11,890,997
Vimpel-Communications, ADR	340,641	10,273,733
		22,164,730
Total Russia (Cost $12,598,669)		23,241,365
South Africa-8.88%
Diversified Telecommunication Services-0.46%
Telkom South Africa Ltd	59,912	1,015,700
Wireless Telecommunication Services-8.42%
MTN Group Ltd.	982,692	18,709,024
Total South Africa (Cost $10,069,419)		19,724,724
South Korea-2.17%
Diversified Telecommunication Services-0.81%
KT Corp.	38,977	1,802,249
Wireless Telecommunication Services-1.36%
SK Telecom Co., Ltd.	15,005	3,019,704
Total South Korea (Cost $4,703,389)		4,821,953
Taiwan-2.85%
Diversified Telecommunication Services-1.46%
Chunghwa Telecom Co., Ltd	1,253,264	3,233,262

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Schedule of Investments (continued)
April 30, 2008 (unaudited)

Description	No. of Shares	Value
Wireless Telecommunication Services-1.39%
Taiwan Mobile Co., Ltd.	1,629,535	$3,094,645
Total Taiwan (Cost $5,923,225)		6,327,907
Turkey-2.49%
Wireless Telecommunication Services-2.49%
Turkcell Iletisim Hizmetleri AS (Cost $4,624,864)	681,393	5,527,369
Global-1.11%
Diversified Telecommunication Services-0.56%
TeleSoft Partners L.P.†‡	1,250,000	21,287
TeleSoft Partners II QP, L.P.†‡#	2,040,000	1,219,920
		1,241,207
Venture Capital-0.55%
Emerging Markets Ventures I, L.P.†‡#	7,248,829	1,231,214
Total Global (Cost $3,882,529)		2,472,421
Total Emerging Countries (Cost $133,544,098)		216,217,347
Equity Securities of Telecommunication Companies in Developed Countries-0.40%
United States-0.40%
Internet Software & Services-0.40%
Technology Crossover Ventures IV, L.P.†‡# (Cost $590,009)	1,915,800	884,435

Description	No. of Shares	Value
Equity Securites of Companies Providing Other Essential Services in the Development of an Emerging Country's Infrastructure-0.00%
Argentina-0.00%
Investment & Holding Companies-0.00%
Exxel Capital Partners V, L.P.†‡ (Cost $380,481)	1,897,761	$0
Israel-0.00%
Investment & Holding Companies-0.00%
The Renaissance Fund LDC†‡ (Cost $431,807)	160	8,657
Total Other Essential Services (Cost $812,288)		8,657
TOTAL EQUITY OR EQUITY-LINKED INVESTMENTS-97.71% (Cost $134,946,395)		217,110,439
	Principal Amount (000's)
SHORT-TERM INVESTMENT-2.14%
Grand Cayman-2.14%
Citibank N.A., overnight deposit, 1.44%, 05/01/08 (Cost $4,768,000)	$4,768	4,768,000
Total Investments-99.85% (Cost $139,714,395)		221,878,439
Cash and Other Assets in Excess of Liabilities-0.15%		325,398
NET ASSETS-100.00%		$222,203,837

†  Non-income producing security.

‡  Restricted security, not readily marketable; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors, under procedures established by the Board of Directors. (See Notes B and H).

#  As of April 30, 2008, the aggregate amount of open commitments for the Fund is $3,291,015. (See Note H).

ADR  American Depositary Receipts.

GDR  Global Depositary Receipts.

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Statement of Assets and Liabilities
April 30, 2008 (unaudited)

ASSETS
Investments, at value (Cost $139,714,395) (Notes B,E,G)	$221,878,439
Cash (including $160,286 of foreign currencies with a cost of $155,867)	161,019
Dividends receivable	646,098
Total Assets	222,685,556
LIABILITIES
Payables:
Investment advisory fee (Note C)	182,716
Shares repurchased	91,578
Directors' fees	31,832
Administration fees (Note C)	21,589
Other accrued expenses	154,004
Total Liabilities	481,719
NET ASSETS (applicable to 8,432,307 shares of common stock outstanding) (Note D)	$222,203,837
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 8,432,307 shares issued and outstanding (100,000,000 shares authorized)	$8,432
Paid-in capital	161,956,855
Undistributed net investment income	1,507,476
Accumulated net realized loss on investments and foreign currency related transactions	(23,436,742)
Net unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	82,167,816
Net assets applicable to shares outstanding	$222,203,837
NET ASSET VALUE PER SHARE ($222,203,837 ÷ 8,432,307)	$26.35
MARKET PRICE PER SHARE	$23.25

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Statement of Operations
For the Six Months Ended April 30, 2008 (unaudited)

INVESTMENT INCOME
Income (Note B):
Dividends	$3,138,025
Interest	61,720
Securities lending	53,991
Less: Foreign taxes withheld	(272,418)
Total Investment Income	2,981,318
Expenses:
Investment advisory fees (Note C)	1,206,655
Custodian fees	119,945
Administration fees (Note C)	72,007
Directors' fees	43,472
Audit and tax fees	33,897
Accounting fees	32,090
Printing (Note C)	26,485
Legal fees	25,314
Shareholder servicing fees	9,319
Insurance	1,475
Stock exchange listing fees	905
Miscellaneous	7,173
Total Expenses	1,578,737
Less: Fee waivers (Note C)	(42,604)
Net Expenses	1,536,133
Net Investment Income	1,445,185
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain/(loss) from:
Investments	17,445,888
Foreign currency related transactions	(31,288)
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	(47,814,696)
Net realized and unrealized loss on investments and foreign currency related transactions	(30,400,096)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(28,954,911)

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2008 (unaudited)	For the Fiscal Year Ended October 31, 2007
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,445,185	$61,471
Net realized gain on investments and foreign currency related transactions	17,414,600	19,566,274
Net increase from payments by affiliates on the disposal of investments in voilation of restrictions (Note C)	—	388,351
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	(47,814,696)	83,019,422
Net increase/(decrease) in net assets resulting from operations	(28,954,911)	103,035,518
Dividends to shareholders:
Net investment income	—	(189,340)
Capital share transactions (Note I):
Cost of 117,837 and 56,217 shares purchased under the share repurchase program	(2,671,341)	(1,061,184)
Total increase/(decrease) in net assets	(31,626,252)	101,784,994
NET ASSETS
Beginning of period	253,830,089	152,045,095
End of period *	$222,203,837	$253,830,089

* Including undistributed net investment income of $1,507,476 and $93,579, respectively.

See accompanying notes to financial statements.

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THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Financial Highlights§

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

	For the Six Months Ended April 30, 2008		For the Fiscal Years Ended October 31,			For the Eleven Months Ended October 31,
	(unaudited)		2007	2006	2005	2004§§
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$29.69		$17.67	$12.72	$9.95	$8.17
Net investment income/(loss)	0.17	†	0.01 †	0.01 †	0.02 †	0.01	†
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(3.55)		12.02 *	4.93	2.74	1.70
Net increase/(decrease) in net assets resulting from operations	(3.38)		12.03	4.94	2.76	1.71
Dividends and distributions to shareholders:
Net investment income	—		(0.02)	—	—	—
Net realized gain on investments and foreign currency related transactions.	—		—	—	—	—
Total dividends and distributions to shareholders	—		(0.02)	—	—	—
Anti-dilutive impact due to capital shares tendered or repurchased	0.04		0.01	0.01	0.01	0.07
Net asset value, end of period	$26.35		$29.69	$17.67	$12.72	$9.95
Market value, end of period	$23.25		$28.08	$16.00	$10.91	$8.52
Total investment return (a)	(17.20)%		75.68%	46.65%	28.05%	24.38%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$222,204		$253,830	$152,045	$109,823	$86,351
Ratio of expenses to average net assets (b)	1.36	%(c)	1.50%	1.62%	1.93%	1.81	%(c)
Ratio of expenses to average net assets, excluding taxes	1.36	%(c)	1.50%	1.60%	1.92%	1.81	%(c)
Ratio of net investment income/(loss) to average net assets	1.28	%(c)	0.03%	0.09%	0.15%	0.13	%(c)
Portfolio turnover rate	6.12%		26.47%	39.79%	80.95%	71.57%

§  Per share amounts prior to November 3, 2000 have been restated to reflect a conversion factor of 0.9994 for shares issued in connection with the merger of The Emerging Markets Infrastructure Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.

§§  On August 9, 2004, the Fund's Board of Directors approved a change in the Fund's fiscal year-end from November 30 to October 31. The financial highlights for 2004 represent the eleven-month period beginning on December 1, 2003 and ending October 31, 2004.

†  Based on average shares outstanding.

*  The investment adviser fully reimbursed the Fund for a loss on a transaction not meeting the Fund's investment guidelines, which otherwise would have reduced the amount by $0.04 (Note C).

††  Based on shares outstanding on November 21, 2001 (prior to the 2001 tender offer) and November 30, 2001.

†††  Based on shares outstanding on November 6, 2002 (prior to the 2002 tender offer) and November 30, 2002.

(a)  Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(b)  Ratios shown are inclusive of Brazilian transaction, Indian capital gains and Chilean repatriation taxes, if any.

(c)  Annualized.

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Financial Highlights§

	For the Fiscal Years Ended November 30,				For the Six Months Ended November 30,		For the Fiscal Years Ended May 31,
	2003	2002		2001	2000		2000	1999	1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$7.30	$8.42		$10.35	$18.36		$12.13	$16.37	$21.54
Net investment income/(loss)	(0.10)†	(0.15	)†††	(0.12)††	(0.14	)†	(0.20)†	(0.04)†	(0.06)
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	0.97	(1.03)		(1.88)	(4.78)		6.14	(2.41)	(1.40)
Net increase/(decrease) in net assets resulting from operations	0.87	(1.18)		(2.00)	(4.92)		5.94	(2.45)	(1.46)
Dividends and distributions to shareholders:
Net investment income	—	—		—	—		—	—	(0.09)
Net realized gain on investments and foreign currency related transactions.	—	—		—	(3.09)		—	(1.96)	(3.62)
Total dividends and distributions to shareholders	—	—		—	(3.09)		—	(1.96)	(3.71)
Anti-dilutive impact due to capital shares tendered or repurchased	—	0.06		0.07	—		0.29	0.17	—
Net asset value, end of period	$8.17	$7.30		$8.42	$10.35		$18.36	$12.13	$16.37
Market value, end of period	$6.85	$6.22		$6.88	$7.688		$13.508	$9.819	$13.008
Total investment return (a)	10.13%	(9.59)%		(10.50)%	(28.46)%		37.58%	(9.99)%	(4.57)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$74,899	$66,937		$90,771	$131,325		$130,300	$94,026	$138,023
Ratio of expenses to average net assets (b)	1.77%	1.90%		1.76%	1.91	%(c)	2.24%	2.09%	2.32%
Ratio of expenses to average net assets, excluding taxes	1.77%	1.77%		1.74%	1.91	%(c)	2.04%	2.01%	1.82%
Ratio of net investment income/(loss) to average net assets	(1.33)%	(1.89)%		(1.18)%	(1.50	)%(c)	(1.15)%	(0.33)%	(0.29)%
Portfolio turnover rate	120.31%	94.89%		82.16%	51.72%		113.75%	179.66%	162.58%

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Notes to Financial Statements
April 30, 2008 (unaudited)

Note A. Organization

The Emerging Markets Telecommunications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

Note B. Significant Accounting Policies

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. At April 30, 2008, the Fund held 4.91% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Directors with an aggregate cost of $17,431,412 and fair value of $10,904,040. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

Short-Term Investment: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Notes to Financial Statements (continued)
April 30, 2008 (unaudited)

Taxes: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of certain Israeli investments. For the six months ended April 30, 2008, the Fund did not incur such expense.

Brazil imposes a Contribução Provisoria sobre Movimentaçãoes Financieras ("CPMF") tax that applies to foreign exchange transactions related to dividends carried out by financial institutions. The tax rate is 0.38%. For the six months ended April 30, 2008, the Fund accrued no such expense.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (I)  market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

  (II)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

Securities Lending: In connection with it security lending activities, the Fund received cash as collateral for any securities out on loan to brokers. Such cash collateral was reinvested into an overnight repurchase agreement with Bear, Stearns & Co. Inc. ("Bear Stearns"), which was in turn collateralized by U.S. Treasury obligations or money market funds. Security loans are required at all times to have collateral at least equal to 100% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Notes to Financial Statements (continued)
April 30, 2008 (unaudited)

retention of the collateral may be subject to legal proceedings. During the six months ended April 30, 2008, total earnings from the investment of cash collateral received by the Fund in a securities lending arrangement with Bear, Stearns Securities Corp. as the sole borrower was $416,229, of which $362,238 was rebated to Bear, Stearns Securities Corp. The Fund retained $53,991 from the cash collateral investment. As of March 24, 2008, the Fund discontinued its security lending activities.

Distributions of Income and Gains: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

Partnership Accounting Policy: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

Other: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund is sector concentrated and therefore invests a high percentage of its assets in the telecommunications sector. As a result, the financial, economic, business and political developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. Under normal market conditions, it will invest not less than 80% of its net assets in a group of related industries within the telecommunications sector of the market.

The Fund, subject to local investment limitations, may invest up to 25% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Notes to Financial Statements (continued)
April 30, 2008 (unaudited)

and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At April 30, 2008, the Fund had no such agreements.

Note C. Agreements

Credit Suisse Asset Management, LLC ("Credit Suisse"), serves as the Fund's investment adviser with respect to all investments. Credit Suisse receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. Credit Suisse has agreed to waive a portion of the advisory fee. For the six months ended April 30, 2008, Credit Suisse earned $1,206,655 for advisory services, of which Credit Suisse waived $42,604. Credit Suisse also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended April 30, 2008, Credit Suisse was reimbursed $6,854 for administrative services rendered to the Fund.

Credit Suisse Asset Management Limited ("Credit Suisse Ltd. U.K.") an affiliate of Credit Suisse, is sub-investment adviser to the Fund. Credit Suisse Ltd. U.K.'s sub-investment advisory fees is paid by Credit Suisse out of Credit Suisse's net investment advisory fee and is not paid by the Fund.

Credit Suisse reimbursed the Fund for a $388,351 loss incurred on a transaction in October 2007 not meeting the Fund's investment guidelines. The reimbursement was recorded as a receivable as of October 31, 2007 and Credit Suisse subsequently made the payment in November 2007.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is calculated weekly based on the Fund's average weekly net assets. For the six months ended April 30, 2008, BSFM earned $65,153 for administrative services.

BankBoston, N.A., Sao Paulo ("BBNA") serves as the Fund's administrator with respect to Brazilian investments. BBNA is paid for its services out of the

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Notes to Financial Statements (continued)
April 30, 2008 (unaudited)

custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on the average month end Brazilian assets of the Fund.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the six months ended April 30, 2008, Merrill was paid $19,834 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

Note D. Capital Stock

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 8,432,307 shares outstanding at April 30, 2008, Credit Suisse owned 14,333 shares.

Note E. Investment In Securities

For the six months ended April 30, 2008, purchases and sales of securities, other than short-term investments, were $28,554,427 and $13,828,879, respectively.

Note F. Credit Facility

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. Effective June 2008, Deutsche Bank A.G. will no longer serve as administrator and syndication agent to the credit facility. During the six months ended April 30, 2008, the Fund had no borrowings under the Credit Facility.

Note G. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, and excise tax regulations.

At April 30, 2008, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $139,714,395, $92,375,560, $(10,211,516) and $82,164,044, respectively.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Notes to Financial Statements (continued)
April 30, 2008 (unaudited)

Note H. Restricted Securities

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values.

Security	Number of Shares	Acquisition Date(s)	Cost	Fair Value At 04/30/08	Value per Share	Percent of Net Assets	Distributions Received	Open Commitments
BPA Israel Ventures LLC	1,674,587	10/05/00 – 12/09/05	$1,187,922	$1,101,749	$0.66	0.50	$—	$625,413
Concord Ventures Fund II, L.P.	4,000,000	03/29/00 – 12/15/06	2,633,194	866,856	0.22	0.39	258,608	—
Emerging Markets Ventures I, L.P.	7,248,829	01/22/98 – 01/10/06	2,734,691	1,231,214	0.17	0.56	7,090,156	851,172
Exxel Capital Partners V, L.P.	1,897,761	05/11/98 – 12/03/98	380,481	0	0.00	0.00	205,185	—
Formula Ventures L.P.	1,500,000	08/06/99 – 06/14/04	259,527	14,640	0.01	0.01	496,915	—
Giza GE Venture Fund III, L.P.	2,750,000	01/31/00 – 11/23/06	1,823,651	1,670,460	0.61	0.75	639,360	—
JPMorgan Latin America Capital Partners L.P.	2,157,213	04/10/00 – 12/21/06	559,519	543,661	0.25	0.24
	11,037	12/27/07	10,591	2,782	0.25	0.00
	48,637	03/20/08	47,285	12,257	0.25	0.01
	2,216,887		617,395	558,700		0.25	2,067,494	571,535
K.T. Concord Venture Fund L.P.	2,000,000	12/08/97 – 09/29/00	1,340,180	337,816	0.17	0.15	1,241,168	—
Neurone Ventures II, L.P.	603,684	11/24/00 – 12/26/06	135,090	199,185	0.33	0.09
	45,000	11/12/07	45,000	14,848	0.33	0.01
	648,684		180,090	214,033		0.10	281,154	112,500
SVE Star Ventures Enterprises GmbH & Co. No. IX KG	1,901,470	12/21/00 – 08/06/07	1,524,685	1,030,273	0.54	0.46	380,279	100,000
Technology Crossover Ventures IV, L.P.	1,902,600	03/08/00 – 09/06/07	576,809	878,341	0.46	0.40
	13,200	04/08/08	13,200	6,094	0.46	0.00
	1,915,800		590,009	884,435		0.40	1,561,696	84,200
Telesoft Partners L.P.	1,250,000	07/22/97 – 06/07/01	158,405	21,287	0.02	0.01	7,203,101	—
Telesoft Partners II QP, L.P.	2,040,000	07/14/00 – 04/18/07	989,433	1,219,920	0.60	0.55	989,561	360,000
The Renaissance Fund LDC	160	03/30/94 – 03/21/97	431,807	8,657	54.11	0.00	1,547,662	—

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Notes to Financial Statements (continued)
April 30, 2008 (unaudited)

Security	Number of Shares	Acquisition Date(s)	Cost	Fair Value At 04/30/08	Value per Share	Percent of Net Assets	Distributions Received	Open Commitments
TVG Asian Communications Fund II, L.P .	3,622,118	06/07/00 – 10/27/05	$1,902,526	$829,317	$0.23	0.37	$2,229,650	$377,882
Walden-Israel Ventures III, L.P .	1,166,688	02/23/01 – 11/02/06	677,416	914,683	0.78	0.41	942,976	208,313
Total			$17,431,412	$10,904,040		4.91	$27,134,965	$3,291,015

The Fund may incur certain costs in connection with the disposition of the above securities.

Note I. Share Repurchase Program/Self-Tender Policy

Share Repurchase Program: The Board of Directors of the Fund, at a meeting held on November 21, 2003, authorized management to make open market purchases from time to time in an amount up to 10% of the Fund's outstanding shares whenever the Fund's shares are trading at a discount to net asset value of 15% or more. Open market purchases may also be made within the discretion of management if the discount is less than 15%. In May 2007, the Fund's Board of Directors approved a reduction of the threshold that would trigger potential share repurchases from 15% to 12%. Also in May 2007, the Fund's Board approved that open market purchases can also be made within the discretion of management where the discount is less than 12%. The Board has instructed management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund's website on a monthly basis. For the six months ended April 30, 2008, the Fund repurchased 117,837 of its shares for a total cost of $2,671,341 at a weighted discount of 11.65% from its net asset value. For the fiscal year ended October 31, 2007, the Fund repurchased 56,217 of its shares for a total cost of $1,061,184 at a weighted discount of 10.11% from its net asset value.

Self-Tender Policy: In January 2005, the Fund adopted a policy to make annual self-tenders for its shares of common stock. Each annual self-tender will be in the amount equal to the net proceeds realized by the Fund during the year from its illiquid private equity investments less any capital commitments that are funded during that year, commencing with a self-tender in an amount equal to such net proceeds as are realized by the Fund during 2005. In May 2007, the Fund's Board of Directors has determined to discontinue the self-tender policy, based primarily on the marked reduction in the percentage of the Fund invested in private equity holdings since 2005, and the relatively small discount at which the Fund shares have been recently trading.

Note J. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Notes to Financial Statements (continued)
April 30, 2008 (unaudited)

Note K. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. During the period ended April 30, 2008, Management has adopted FIN 48. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. As of April 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required in subsequent reports.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management of the Funds does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On February 13, 2008, the Annual Meeting of Shareholders of the Fund (the "Meeting") was held and the following matter was voted upon:

(1)  To re-elect two directors to the Board of Directors of the Fund:

Name of Director	For	Withheld
Martin M. Torino	7,226,671	58,800
Lawrence D. Haber	7,226,375	59,096

In addition to the directors elected at the Meeting, Enrique R. Arzac, James J. Cattano, Walter Eberstadt, Steven N. Rappaport continued as directors of the Fund. Subsequent to this Meeting, Lawrence D. Haber resigned as a director of the Fund.

IMPORTANT PRIVACY CHOICES FOR CONSUMERS (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

• Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

• Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates.

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Note: This notice is provided to clients and prospective clients of Credit Suisse Asset Management, LLC ("Credit Suisse"), and Credit Suisse Asset Management Securities, Inc., and shareholders and prospective shareholders in Credit Suisse sponsored and advised investment companies, including Credit Suisse Funds, and other consumers and customers, as applicable. This notice is not intended to be incorporated in any offering materials but is merely a statement of our current Privacy Policy, and may be amended from time to time upon notice to you. This notice is dated as of May 14, 2008.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Section 15(c) of the Investment Company Act of 1940, amended (the "1940 Act"), contemplates that the Board of Directors (the "Board") of The Emerging Markets Telecommunications Fund, Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors"), are required to annually review and re-approve the terms of the Fund's existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Credit Suisse Asset Management, LLC ("Credit Suisse") for the Fund and (ii) a sub-advisory agreement with Credit Suisse Asset Management Limited ("Credit Suisse U.K." or the "Sub-Adviser"). The investment advisory agreement with Credit Suisse and the investment sub-advisory agreement with Credit Suisse U.K. are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on November 14 – 15, 2007, the Board, including the Independent Directors advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Credit Suisse and Credit Suisse U.K. and the re-approval of the Advisory Agreements.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse and the Sub-Adviser under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for Credit Suisse and the Sub-Adviser were provided to the Board, as were responses of Credit Suisse and the Sub-Adviser to a detailed series of requests submitted by the Independent Directors' independent legal counsel on behalf of such Directors. The Board reviewed and analyzed these materials, which included, among other things, information about the background and experience of the senior management and the expertise of investment personnel of Credit Suisse and the Sub-Adviser. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the individuals primarily responsible for day-to-day portfolio management services for the Fund.

In addition, the Board considered the investment and legal compliance programs of the Fund, Credit Suisse and the Sub-Adviser, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of Credit Suisse and the Sub-Adviser, including their respective resources, reputations and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. In this regard, the Board considered Credit Suisse's and the Sub-Adviser's compensation programs for investment personnel involved in the management of the Fund.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Credit Suisse and the Sub-Adviser.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

Fund Performance and Expenses

The Board considered the performance results of the Fund over a number of years and since the inception of the Fund, as well as for recent periods. It also considered these results in comparison to the Fund's benchmark index, the MSCI Emerging Markets Index. The Board noted that the Fund had underperformed the benchmark during several periods but that recent performance of the Fund had improved compared to the benchmark, including performance for two of the past four calendar years and the one-year period ended September 30, 2007, during which time the Fund outperformed its benchmark.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including management fees, non-management fees, fee waivers/caps and/or expense reimbursements and actual total expenses of the Fund (including and excluding investment-related expenses and taxes). It also considered comparisons of these fees to the expense information for the group of funds that was determined to be the most similar to the Fund (the "Expense Group") and a broader universe of relevant funds (the "Universe"). Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Expense Group and Universe for the Fund and provided the comparative data. The Board was provided with a description of the methodology used by Lipper to select the closed-end funds in the Fund's Expense Group and Universe. The Board noted that the overall expense ratio of the Fund was lower than the median overall expense ratios of the Fund's Expense Group and Universe, both including and excluding investment-related expenses and taxes. The Board also noted that the non-management expense ratio of the Fund was lower than the Fund's Expense Group's and Universe's median non-management expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Fund.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate (the "Advisory Agreement Rate") payable by the Fund to Credit Suisse for investment advisory services. The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by Credit Suisse to the Sub-Adviser for investment sub-advisory services. The Board noted that Credit Suisse had contractually agreed to base its current advisory fee upon the lower of the average weekly stock price or the Fund's average weekly net assets.

Additionally, the Board received and considered information comparing the Advisory Agreement Rate (both on a stand-alone basis and on a combined basis with the Fund's administration fee rate) with those of the other funds in its Expense Group. The Board noted that the Advisory Agreement Rate for the Fund was lower than the median rate of its Expense Group. The Board noted that the Fund's administrator is not affiliated with Credit Suisse and that the Fund's administration agreement and corresponding fees were negotiated at arm's length. The Board concluded that these and other factors supported the Advisory Agreement Rate and approved the advisory agreement for the Fund.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

The Board also reviewed the Sub-Advisory Agreement Rate charged by the Sub-Adviser. The Board concluded that the Sub-Advisory Agreement Rate were fair and equitable, based on its consideration of the factors described above.

Profitability

The Board received and considered an estimated profitability analysis of Credit Suisse based on the Advisory Agreement Rate, as well as on other relationships between the Fund and Credit Suisse and its affiliates, including Credit Suisse U.K. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that Credit Suisse and its affiliates received with regard to providing these services to the Fund were not unreasonable.

The Board received and considered an estimated profitability analysis and financial statements of Credit Suisse U.K. based on the Sub-Advisory Agreement Rate, as well as on other relationships between the Fund and Credit Suisse U.K. and its affiliates. The Board noted the costs of providing portfolio management and other services to the Fund. The Board also noted that the sub-advisory fees are paid to the Sub-Adviser by Credit Suisse and not directly by the Fund, and that the Board separately determined that the Advisory Agreement Rate for the Fund was fair and equitable. Based on these factors, the Board concluded that the profits and other ancillary benefits that the Sub-Adviser and its affiliates received with regard to providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of scale are shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints.

Information about Services to Other Clients

The Board received and considered information about the nature and extent of services and fee rates offered by Credit Suisse to other clients, including other registered investment companies, separate accounts and institutional investors and investment companies to which Credit Suisse serves as an unaffiliated sub-adviser. The Board also received and considered information about the nature and extent of services, and general information about the fees, offered by the Sub-Adviser to other clients. The Board concluded that the Advisory Agreement Rate and Sub-Advisory Agreement Rate were reasonable given the nature and extent of services provided and comparison with fee rates offered to other clients. In this regard, where rates offered to other clients are appreciably lower, the Board concluded, based on information provided by Credit Suisse, that the costs associated with managing and operating a registered, closed-end, emerging markets sector fund, compared with other clients and other funds, provided a justification for the higher fee rates charged to the Fund.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

Other Benefits to Credit Suisse and the Sub-Adviser

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Credit Suisse and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of Credit Suisse or the Sub-Adviser with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in the business of Credit Suisse and the Sub-Adviser as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse and the Sub-Adviser at least in each of its quarterly meetings, which include, among other things, a detailed portfolio review and detailed fund performance reports, and confers with the chief investment officer of the Fund at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information provided to it, the Board concluded that re-approval of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously re-approved the Advisory Agreements.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

  •  By calling 1-800-293-1232;

  •  On the Fund's website, www.credit-suisse.com/us

  •  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Emerging Markets Telecommunications Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

The Emerging Markets Telecommunications Fund, Inc. (the "Fund") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

Participation in the Plan is voluntary. In order to participate in the Plan, you must be a registered holder of at least one share of stock of the Fund. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online "Account Access" and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share ("NAV") of the Fund's common stock on the payment date, or (ii) 95% of the market price per share of the Fund's common stock on the payment date. If the NAV of the Fund's common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by requesting a certificate or a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED) (CONTINUED)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 730-6001 (U.S. and Canada)

(781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	The Emerging Markets Telecommunications Fund, Inc.

c/o Computershare

P.O. Box 43078

Providence, Rhode Island 02940-3078

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

CLOSED-END FUNDS

Single Country
The Chile Fund, Inc. (AMEX: CH)
The First Israel Fund, Inc. (AMEX: ISL)
The Indonesia Fund, Inc. (AMEX: IF)

Multiple Country
The Emerging Markets Telecommunications Fund, Inc. (AMEX: ETF)
The Latin America Equity Fund, Inc. (AMEX: LAQ)

Fixed Income
Credit Suisse Asset Management Income Fund, Inc. (AMEX: CIK)
Credit Suisse High Yield Bond Fund (AMEX: DHY)

Literature Request—Call today for free descriptive information on the closed-end funds listed above at 800-293-1232 or visit our website at www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Absolute Return Fund

Credit Suisse Cash Reserve Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Global Fixed Income Fund

Credit Suisse Global Small Cap Fund

Credit Suisse High Income Fund

Credit Suisse International Focus Fund

Credit Suisse Large Cap Blend Fund

Credit Suisse Large Cap Growth Fund

Credit Suisse Large Cap Value Fund

Credit Suisse Mid-Cap Core Fund

Credit Suisse Small Cap Core Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

Credit Suisse Asset Management Securities, Inc., Distributor.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac  Chairman of the Board of
Directors

James J. Cattano  Director

Walter Eberstadt  Director

Steven N. Rappaport  Director

Martin M. Torino  Director

George Hornig  Chief Executive Officer and President

Neil Gregson  Chief Investment Officer

Stephen Parr  Investment Officer

J. Kevin Gao  Chief Legal Officer,
Senior Vice President
and Secretary

Emidio Morizio  Chief Compliance Officer

Michael A. Pignataro  Chief Financial Officer

Cecilia Chau  Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, NY 10010

INVESTMENT SUB-ADVISER

Credit Suisse Asset Management Limited
One Cabot Square
London, E14 4QJ

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

PricewaterhouseCoopers LLP
100 East Pratt Street
Baltimore, MD 21202

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

ETF-SAR-0408

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly announced Plans	(d) Maximum Number of Shares that may yet be purchased under the Plan

November 1st through November 30th	0	$0.00	0	306,345
December 1st through December 31st	0	$0.00	0	306,345
January 1st through January 31st	28,000	$21.63	28,000	278,345
February 1st through February 29th	13,600	$23.83	13,600	264,745
March 1st through March 31st	30,050	$21.84	30,050	234,695
April 1st through April 30th	46,187	$23.50	46,187	188,508

(a)          The plan was announced December 4, 2003.

(b)         10% of the Fund’s outstanding shares.

(c)          There is no expiration date of the plan.

(d)         Not applicable.

(e)          Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated December 29, 2006.

Item 11. Controls and Procedures.

(a)                                  As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Not applicable.

(a)(2)                    The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)                    Not applicable.

(b)                                 The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

/s/George R. Hornig
Name:	George R. Hornig
Title:	Chief Executive Officer
Date:	July 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/George R. Hornig
Name:	George R. Hornig
Title:	Chief Executive Officer
Date:	July 8, 2008

/s/Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	July 8, 2008